Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”) is made and entered into as of July 1, 2025 (the “Effective Date”), by and between Masimo Corporation, a Delaware corporation (“Masimo”) and Neuraxis, Inc., a Delaware corporation (formerly known as Innovative Health Solutions, Inc.) (“Neuraxis”), (each of Masimo and Neuraxis are referred to herein as a “Party” and, collectively as, the “Parties”).

RECITALS

Whereas, Masimo and Neuraxis entered into that certain License and Collaboration Agreement dated as of April 9, 2020 (the “License Agreement”) pursuant to which Neuraxis licensed to Masimo certain rights with respect to any Product (as defined in the License Agreement);

Whereas, the Parties wish to terminate the License Agreement upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged and agreed, the Parties hereby agree as follows:

1. Termination of License Agreement. Notwithstanding Article 7 of the License Agreement, the Parties hereby agree that as of the Effective Date, the License Agreement is terminated in its entirety and is of no further legal force or effect; provided that Article 8 of the License Agreement shall survive the termination (and all non-public information concerning the Licensed IP (as defined in the License Agreement) or the Products shall, following the Effective Date, be deemed Confidential Information of Neuraxis). Masimo acknowledges that following the Effective Date, Masimo will have no license or right to commercialize or sublicense the Licensed IP or the Products.

2. Transfer of Certain Assets. On the Effective Date, the Parties shall enter into (a) the Bill of Sale attached hereto as Exhibit A with respect to certain inventory of Products and certain other assets to be sold by Masimo to Neuraxis, (b) the Trademark Assignment attached hereto as Exhibit B with respect to the “BRIDGE” trademark, and (c) the Assignment attached hereto Exhibit C with respect to certain patent applications related to the Product.

3. Payment. In consideration of the transactions contemplated by this Agreement, Neuraxis shall pay to Masimo by wire transfer of immediately available funds the amount of USD $200,000, payable in two installments of (a) USD $100,000 on or before December 31, 2025, and (b) USD $100,000 on or before June 30, 2026.

4. No Assumed Liabilities. Neuraxis does not assume, and shall not be deemed to have assumed, any liabilities of Masimo whatsoever, including without limitation any liabilities related to the manufacturing, development, marketing, sale or other commercialization of any Products by Masimo prior to the Effective Date, any product liability or product warranty claim in connection with the Products sold by Masimo prior to the Effective Date, or the operation of Masimo’s business prior to the Effective Date (all such liabilities being the “Excluded Liabilities”).

5. Release. Effective as of the Effective Date, each Party for itself and each of its directors, officers, agents, servants, employees, representatives assigns, predecessors and successors in interest (collectively, the “Releasors”) hereby releases and forever discharges the other Party, its parents, subsidiaries and affiliates, past or present, and each of them, as well as their respective directors, officers, agents, servants, employees, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, fixed or contingent, suspected or unsuspected by the Releasors, and whether concealed or hidden (collectively, “Claims”), which Releasors may now own or hold or have at any time heretofore owned or held, which are based upon or arise out of or in connection with the License Agreement or a Product (collectively the “Released Matters”). For the avoidance of doubt, the Released Matters do not include a Party’s rights and obligations with respect to this Agreement or any agreement entered into in connection herewith, including the Bill of Sale and Trademark Assignment.

Each Party (a) represents and warrants that it has not assigned to any other person any of its rights, title and interest in, to and under the Released Matters, (b) represents, warrants and acknowledges that it has been fully advised by an attorney of the contents of Section 1542 of the Civil Code of the State of California (“Section 1542”), (c) understands the benefits offered under Section 1542 and (d) agrees to waive the benefits thereof and any rights such it may have thereunder. Section 1542 provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH PARTY UNDERSTANDS THAT THIS WAIVER WILL PREVENT IT FROM BRINGING CLAIMS THAT ARE UNKNOWN, UNSUSPECTED OR UNDISCLOSED AT THE TIME OF EXECUTION OF THIS RELEASE.

Each Party also waives the benefits of, and any rights it may have under, any statute or common law principle of similar effect in any jurisdiction.

6. Indemnification.

(a) From and after the Effective Date, Neuraxis shall defend, indemnify and hold Masimo and the Masimo Releasees harmless from and against any and all Claims, and any liability, damages, loss, cost and expense (including reasonable attorneys’ fees) resulting therefrom, arising out of or in connection with the manufacturing, development, marketing, sale or other commercialization of any Products by Neuraxis after the Effective Date, any product liability or product warranty claim in connection with the Products sold by Neuraxis after to the Effective Date, or the operation of Neuraxis’s business after to the Effective Date

(b) From and after the Effective Date, Masimo shall defend, indemnify and hold Neuraxis and the Neuraxis Releasees harmless from and against any and all Claims, and any liability, damages, loss, cost and expense (including reasonable attorneys’ fees) resulting therefrom, arising out of or in connection with any Excluded Liabilities.

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7. Miscellaneous.

(a) Entire Agreement; Binding Effect. This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

(b) Amendment; Waiver. No amendment or waiver of any provision of this Agreement, or consent to any departure by either Party from any such provision, shall be effective unless the same shall be in writing and signed by the Parties, and, in any case, such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) Governing Law; Venue. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles. In relation to any legal action or proceedings (i) arising out of or in connection with this Agreement or its implementation or effect or (ii) relating to any non-contractual obligations arising out of or in connection with this Agreement, each of the parties irrevocably submits to the exclusive jurisdiction of the Delaware courts, and waives any objection to proceedings in such courts on the grounds of venue or on the grounds that proceedings have been brought in an inappropriate forum. The Parties hereby exclude the United Nations Convention on Contracts for the International Sale of Goods from this Agreement.

(d) Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, and by different Parties on separate counterparts. Each set of counterparts showing execution by all Parties shall be deemed an original, and shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes

(e) Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written.

Masimo Corporation

By:	/s/ Micah Young
Name:	Micah Young
Title:	Chief Financial Officer

Neuraxis, Inc.

By:	/s/ Brian Carrico
Name:	Brian Carrico
Title:	President and CEO

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Exhibit A

Bill of Sale

This Bill of Sale is entered into on July 1, 2025 by and between Masimo Corporation, a Delaware corporation (“Seller”), and Neuraxis, Inc., a Delaware corporation (formerly known as Innovative Health Solutions, Inc.) (“Buyer”).

1. Conveyance. For good and valuable consideration, the receipt and adequacy of which Seller hereby acknowledges, Seller hereby irrevocably sells, assigns, transfers, conveys, grants, bargains, and delivers to Buyer, all of its right, title, and interest in and to the goods listed on Schedule 1, and the other assets set forth in Schedule 2, each attached hereto and made a part of this Bill of Sale (collectively, the “Assets”). Buyer hereby accepts the Assets and assumes all obligations and liabilities arising with respect to the Assets after the date hereof. Buyer agrees to pay all costs of crating, insuring and shipping the Assets to Buyer’s location.

2. Disclaimer of Warranties. THE SALE OF THE ASSETS HEREUNDER IS “AS IS” AND WITH ALL FAULTS AND SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE ASSETS, INCLUDING ANY (a) WARRANTY OF MERCHANTABILITY; (b) WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; (c) WARRANTY OF TITLE; OR (d) WARRANTY AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY; WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE. BY ACCEPTING THIS BILL OF SALE, BUYER ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY MADE BY SELLER, OR ANY OTHER PERSON ON SELLER’S BEHALF.

3. Governing Law; Venue. This Bill of Sale, including all exhibits attached hereto, and all matters arising out of or relating to this Bill of Sale, whether sounding in contract, tort, or statute are governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws provisions. Buyer hereby consents to and agrees that personal jurisdiction over Buyer and subject matter jurisdiction over the transactions contemplated hereunder shall be with the Delaware courts with respect to any provision of this Bill of Sale.

4. Counterparts. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Bill of Sale delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Bill of Sale.

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IN WITNESS WHEREOF, Seller and Buyer have each duly executed and delivered this Bill of Sale as of the date first written above.

MASIMO CORPORATION

By	/s/ Micah Young
Name:	Micah Young
Title:	Chief Financial Officer

NEURAXIS, INC.

By	/s/ Brian Carrico
Name:	Brian Carrico
Title:	President and CEO

Schedule 1

Schedule 2

Exhibit B

Trademark Assignment

This Trademark Assignment (hereinafter referred to as “Assignment”) is effective as of July 1, 2025 (the “Effective Date”), by and between Masimo Corporation, a Delaware corporation having a place of business at 52 Discovery, Irvine, California 92618 (“ASSIGNOR”), and Neuraxis, Inc., a Delaware corporation having a place of business at 829 S. Adams Street, Versailles, Indiana 47042 (“ASSIGNEE”).

WHEREAS, ASSIGNOR has adopted, used, is using, and is, to the best of its knowledge and belief, the owner of the trademark BRIDGE, and all other rights appurtenant thereto, including, but not limited to, all common law rights, trade name rights, causes of action, and the right to recover for past infringement worldwide (hereinafter the “Trademark”);

WHEREAS, ASSIGNOR is the owner of U.S. Registration No. [_____] for the Trademark, which registered on [____] (hereinafter the “Registration”);

WHEREAS, ASSIGNEE desires to acquire the Trademark and the Registration, along with all the goodwill to which the Trademark pertains; and

WHEREAS, ASSIGNOR is willing to assign to ASSIGNEE all rights, title, and interest as ASSIGNOR may possess in and to the Trademark and the Registration.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR hereby assigns to ASSIGNEE all rights, title, and interest as ASSIGNOR may possess in and to the Trademark and the Registration, together with the goodwill symbolized by said Trademark with the transfer of certain tangible assets as indicia of said goodwill.

IN WITNESS WHEREOF, the parties to this Assignment have duly executed it effective as of the Effective Date.

MASIMO CORPORATION		NEURAXIS, INC.

By:	/s/ Micah Young	By:	/s/ Brian Carrico
Name:	Micah Young	Name:	Brian Carrico
Title:	Chief Financial Officer	Title:	President and CEO

Exhibit C

ASSIGNMENT

WHEREAS, Masimo Corporation, a corporation, having an address at 52 Discovery, Irvine, California 92618 (hereinafter “ASSIGNOR”), represents and warrants that it is the sole owner of the entire right, title, and interest to certain new and useful improvements for patent applications listed within or attached to this document (hereinafter “Applications”).

Application No.	Filing Date	Title
[____]	[____]	[____]

[____]	[____]	[____]

AND WHEREAS, NeurAxis, Inc., a corporation, having an address at 11611 North Meridian Street, Suite 330, Carmel Illinois (hereinafter the “ASSIGNEE”), desires to acquire or confirm ownership of the entire right, title, and interest in and to the Applications.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR hereby acknowledges that ASSIGNOR has sold, assigned, transferred, and set over, and by these presents does hereby sell, assign, transfer, and set over, unto said ASSIGNEE, its successors, legal representatives, and assigns, the entire right, title, and interest throughout the world in and to the Applications, including: all provisional applications relating to any of the Applications; all nonprovisional applications claiming priority to the aforementioned provisional(s) and/or any of the Applications, including all divisions, continuations, continuations-in-part; all Letters Patent of the United States which may be granted thereon, and all reissues, reexaminations, and extensions thereof; and all rights of priority under International Conventions and any related Letters Patent which may hereafter be granted or filed in any country or countries foreign to the United States, all extensions, renewals, and reissues thereof.

ASSIGNOR HEREBY authorizes and requests the Commissioner for Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all related Letters Patent to the ASSIGNEE, its successors, legal representatives, and assigns, in accordance with the terms of this instrument.

AND ASSIGNOR DOES HEREBY acknowledge and agree that the assigned scope of the Applications includes any currently recited claims, all embodiments, and all claims supported by the Applications; ASSIGNOR agrees not to contest or disparage claim scope thus supported (including in any later-filed patent applications) for any claims deemed patentable by any government patent office. ASSIGNOR also agrees not to challenge the validity, including as a defense to patent infringement, of any issued patent claims resulting from or based on the Applications, regardless of the scope of any such claims.

AND ASSIGNOR DOES HEREBY sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of said Letters Patent before or after issuance.

AND ASSIGNOR DOES HEREBY covenant and agree that ASSIGNOR will: communicate to said ASSIGNEE, its successors, legal representatives, and assigns any facts known to ASSIGNOR respecting the Applications; testify in any legal proceeding; assist in the preparation of any other provisional or non- provisional applications relating to the Applications or any improvements made thereto; sign/execute all lawful papers; authorize the filing of, execute, and make all rightful oaths and/or declarations in connection with the Applications including any improvements made thereto, any patent applications filed therefrom, and any continuing application filed from any of the aforementioned applications; and generally do everything possible to aid the ASSIGNEE, its successors, legal representatives, and assigns, to obtain and enforce proper patent protection for the Applications in all countries.

AND ASSIGNOR DOES HEREBY agree that if any term or provision of this agreement becomes invalid or unenforceable, the remainder shall survive unaffected.

Assignor (Conveying Party)		Assignee (Receiving Party)
MASIMO CORPORATION		NEURAXIS, INC.

By:	/s/ Micah Young	By:	/s/ Brian Carrico
Name:	Micah Young	Name:	Brian Carrico
Title:	Chief Financial Officer	Title:	CEO
Date:	June 30, 2025	Date:	June 30, 2025